UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 17, 2022
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On May 17, 2022, Flotek Industries, Inc. (the “Company”) closed its previously-announced transactions with ProFrac Holdings II, LLC under the Securities Purchase Agreement between the Company and ProFrac Holdings II, LLC dated February 16, 2022 (the “Securities Purchase Agreement”). In connection with the closing of the transactions contemplated under the Securities Purchase Agreement, the Company’s wholly-owned subsidiary Flotek Chemistry, LLC (“Flotek Chemistry”) entered into an amendment (the “Amendment”) to that certain Chemical Products Supply Agreement between Flotek Chemistry and ProFrac Services, LLC (“ProFrac Services”) dated February 2, 2022 (the “Chemical Supply Agreement”). Pursuant to the Amendment, the Chemical Supply Agreement is amended to (a) increase ProFrac Services’ minimum purchase obligation for each year to the greater of 70% of ProFrac Services’ requirements and a baseline measured by ProFrac Services’ first 30 hydraulic fracturing fleets, and (b) increase the term to 10 years.

Concurrent wit the closing of the transactions contemplated under the Security Purchase Agreement, the Company and ProFrac Holdings II, LLC also entered into a Registration Rights Agreement with respect to the resale of shares of common stock of the Company acquired by ProFrac Holdings, LLC or its affiliates.

The foregoing description of the Amendment and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amendment, which is filed herewith as Exhibit 10.1, and the Registration Rights Agreement, which is filed as Exhibit 10.2, and both are incorporated herein by reference. The Chemical Supply Agreement was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed on February 4, 2022, and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 17, 2022, also in connection with the closing of the transactions contemplated under the Securities Purchase Agreement, the Company issued $50,000,000 in principal amount of 10% Convertible PIK Notes as described in the Company’s Current Report on Form 8-K filed with the Securities & Exchange Commission (the “SEC”) on February 22, 2022. The foregoing description of the 10% Convertible PIK Notes does not purport to be complete and is qualified in its entirety by reference to the complete text thereof, which is filed herewith as Exhibit 10.3.

Item 3.02    Unregistered Sale of Equity Securities

The information regarding the issuance of 10% Convertible PIK Notes (and the underlying common stock) set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The issuance of the 10% Convertible PIK Notes (and underlying common stock) pursuant to the Securities Purchase Agreement was undertaken in reliance upon the exemption from the registration described in Section 4(a)(2) of the Securities Act.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 17, 2022, Michael E. Borton, the Chief Financial Officer of the Company, departed the Company. The Company views Mr. Borton’s departure as a termination without cause pursuant to Mr. Borton’s employment agreement with the Company, and expects to pay the severance required thereunder after execution and delivery of a release agreement. The Company wishes to thank Mr. Borton for enhancing Flotek’s financial fidelity during the past two years and wishes him the best in all his future endeavors.

Seham S. Carson, the Company’s Corporate Controller, will serve as the Company’s Interim Chief Financial Officer, principal financial officer and principal accounting officer effective May 17, 2022. Ms. Carson, age 40, joined the Company in April 2021 as Director of Internal Audit, and served as Sr. Director of Internal Audit from March 2022 to May 2022. Prior to joining the Company, Ms. Carson was the Senior Manager of Internal

Controls of Mitsubishi Logisnext Americas, and its predecessor entity Pon North America, from November 2015 to April 2021. Prior to her time at Mitsubishi Logisnext Americas, Ms. Carson served in multiple finance and accounting roles in leading oil and gas services companies, including Halliburton, Transocean and BJ Services. Ms. Carson has a Masters in Business Administration from The University of St.Thomas and a Bachelor of Science in Information Systems and Decision Sciences from Louisiana State University. Ms. Carson’s annual base salary will be $240,000 and she will be granted 100,000 restricted stock awards that will vest over three years.

Item 7.01    Regulation FD Disclosure

On May 17, 2022, the Company issued a press release announcing the closing of the transactions under the Securities Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.1and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits

Exhibit Number	Description
10.1*	Amendment No. 1 to Chemical Products Supply Agreement between Flotek Chemistry, LLC and ProFrac Services, LLC dated May 17, 2022
10.2	Registration Rights Agreement, by and between Flotek Industries, Inc. and ProFrac Holdings II, LLC dated May 17, 2022
10.3	10% Convertible PIK Note dated May 17, 2022
99.1	Press Release of Flotek Industries, Inc.

*Schedules have been omitted pursuant to Item 601(a)(5) of Regulations S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission or its staff.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: May 18, 2022	/s/ Nicholas J. Bigney
	Name:	Nicholas J. Bigney
	Title:	Senior Vice President, General Counsel & Chief Compliance Officer